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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 28, 2000
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                          Landmark Systems Corporation
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               (Exact name of Registrant as specified in Charter)


        Virginia                                0-023373                                   54-1221302
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(State or other juris-                      (Commission                                 (IRS Employer
diction of incorporation)                   File Number)                                Identification
                                                                                        Number)


12700 Sunrise Valley Drive, Reston, VA                                                      20191-5804
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(Address of principal executive offices)                                                    (Zip Code)

Registrant's telephone number including area code:                                        703-464-1300
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                                      None
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          (Former name or former address, if changes since last report)



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ITEM 5.  OTHER EVENTS.

       On November 28, 2000 the Company issued a press release announcing plans for increased long term profitability through refocus on higher growth areas and discontinuation of PerformanceWorks and WebWatcher. A copy of the press release is attached hereto as Exhibit 99 and incorporated by reference herein.

       Some of the statements in this report and the press release attached hereto are "forward-looking" within the meaning of the Private Securities
Litigation Reform Act of 1995 and are related to anticipated future operating results. Specifically, the following may be impeded by events that have not been presently anticipated: the timing of the release of new products, the sale of unbilled accounts receivable, the upgrade of the Company's development environments, the Company's ability to sell or issue equity or debt securities or to enter into credit facilities on acceptable terms, the Company's ability to make its acquisitions accretive, the success of the Company's more focused sales approach and the Company's ability to increase license revenues, maintain the level of maintenance renewal rates and limit cost of sales, and the ability of existing and planned hardware and software systems to accommodate transition to the Euro without material effect on results of operations or financial condition. Forward-looking statements are based on management's current expectations and assumptions, which may be affected by a number of factors, including, without limitation, a lengthening of the sales cycle possibly attributable to Year 2000 issues and/or other timing issues, competitive product introductions, price competition, the Company's ability to consummate license transactions as anticipated, any failure or delay in the Company's ability to develop and introduce new products, seasonal factors affecting the Company's sales, the Company's ability to attract and retain qualified technical, sales, managerial and other key personnel, the Company's ability to manage expenses effectively, the recent introduction and subsequent fluctuations in value of the Euro currency, the "Year 2000" software and systems issue, and other factors.
Therefore, there can be no assurance that actual future results will not differ materially from anticipated results. Readers should refer to Landmark's Form
10-K filed with the Securities and Exchange Commission for specific details on some of the factors that may affect operating results. There are other factors besides those described or incorporated in this report or in the Form 10-K that could cause actual conditions, events or results to differ from those in the forward-looking statements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

99:    Text of Press Release dated November 28, 2000.




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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LANDMARK SYSTEMS CORPORATION
                                          a Virginia corporation
                                          (Registrant)



                                       By:
                                            ------------------------------------
                                                 Katherine K. Clark
                                       President and Chief Executive Officer
                                             (Duly Authorized Officer)


Dated:  December 4, 2000


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                                INDEX TO EXHIBITS

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
Exhibit                                              Description
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
99                                  Text of Press Release dated November 28, 2000
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